UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 16, 2014

Spirit Realty Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On June 16, 2014, Spirit Realty Capital, Inc. ("the Company") issued a press release announcing the declaration of a cash dividend to its stockholders for the second quarter of 2014. A cash dividend of $0.16625 per share of common stock will be paid on July 15, 2014 to stockholders of record on June 30, 2014. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

The exhibit furnished as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report.

(d) Exhibits.

Number     Exhibit

99.1        Press release, dated June 16, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael A. Bender
Michael A. Bender Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial and Accounting Officer)
Date: June 16, 2014

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated June 16, 2014